                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 11, 2003


                          SATCON TECHNOLOGY CORPORATION
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


               1-11512                                                               04-2857552
---------------------------------------                         ---------------------------------------------------
       (Commission File Number)                                          (I.R.S. Employer Identification No.)


             161 First Street
        Cambridge, Massachusetts                                                     02142-1228
------------------------------------------------                                  ---------------
  (Address of Principal Executive Offices)                                           (Zip Code)


                                 (617) 661-0540
  -----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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         This Current Report on Form 8-K is filed by SatCon Technology
Corporation, a Delaware corporation (the "Registrant"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On February 11, 2003 the Registrant entered into a Second Amendment to Forbearance Agreement, dated December 19, 2002, with Silicon Valley Bank. The full text of the Second Amendment to Forbearance Agreement is filed as
Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         The exhibits to this report are listed in the Exhibit Index set forth on page 4 hereof.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SATCON TECHNOLGY CORPORATION



Date: February 13, 2003          By: /s/ RALPH M. NORWOOD
                                     ------------------------------------------
                                     Ralph M. Norwood
                                     Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  ------------
10.1     Second Amendment, dated February 11, 2003, to Forbearance Agreement, dated December 19, 2002, by and among the Registrant, SatCon Power
         Systems, Inc., SatCon Electronics, Inc., SatCon Applied Technology,
         Inc, SatCon Power Systems Canada LTD. and Silicon Valley Bank

10.2     Negative Pledge Agreement, dated September 13, 2002, by and among the
         Registrant, SatCon Power Systems, Inc., SatCon Electronics, Inc.,
         SatCon Applied Technology, Inc., SatCon Power Systems Canada LTD. and
         Silicon Valley Bank



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